www.matw.com | Nasdaq: MATW © 2023 Matthews International Corporation. All Rights Reserved. INVESTOR PRESENTATION – QUARTERLY UPDATE Fiscal Fourth Quarter 2023

© 2023 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions and divestitures, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. The information contained in this presentation, including any financial data, is made as of September 30, 2023 unless otherwise noted. The Company does not, and is not obligated to, update this information after the date of such information. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition, divestiture and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. The Company has also presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

© 2023 Matthews International Corporation. All Rights Reserved. OUR BUSINESS SEGMENTS Matthews today builds on its legacy with development of new technologies that provide a platform for continued evolution and growth. 3 The SGK Brand Solutions segment is a leading provider of packaging solutions and brand experiences, helping companies simplify their marketing, amplify their brands and provide value. The Memorialization segment is a leading provider of memorialization products, including memorials, caskets, cremation- related products, and cremation and incineration equipment, primarily to cemetery and funeral home customers that help families move from grief to remembrance. The Industrial Technologies segment designs, manufactures, services and distributes high-tech custom energy storage solutions, product identification, and warehouse automation technologies and solutions.

© 2023 Matthews International Corporation. All Rights Reserved. Q4 & YTD FY2023 SUMMARY * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures 4th Quarter ("Q4") Highlights Sales • Consolidated sales up $23.1 million • Industrial Technologies sales 34% higher GAAP EPS • Prior year fourth quarter reflects goodwill write-down and charges in connection with cost reduction initiatives in the SGK Brand Solutions segment Adjusted EBITDA • All three business segments reported higher adjusted EBITDA Adjusted EPS • Higher adjusted EBITDA, partially offset by higher interest expense Year-to-Date ("YTD") Highlights • Consolidated sales 6.7% higher than last year • On a constant currency basis, consolidated sales increased 8% and adjusted EBITDA increased 9% • Higher adjusted EBITDA reflects strong Q4 performance • FY 2023 Industrial Technologies sales grew to over $500 million 4 Q4 2022 Q4 2023 Sales $ 457.1 $ 480.2 Gross Margin 31.8% 31.4 % Diluted (Loss) Earnings Per Share $ (2.63) $ 0.56 Non-GAAP Adjusted EPS* $ 0.82 $ 0.96 Net (Loss) Income Attributable to Matthews $ (81.0) $ 17.7 Adjusted EBITDA* $ 55.9 $ 61.9 ($ in millions except per-share amounts) Q4 YTD YTD 2022 YTD 2023 Sales $ 1,762.4 $ 1,880.9 Gross Margin 29.6% 30.7 % Diluted (Loss) Earnings Per Share $ (3.18) $ 1.26 Non-GAAP Adjusted EPS* $ 2.88 $ 2.88 Net (Loss) Income Attributable to Matthews $ (99.8) $ 39.3 Adjusted EBITDA* $ 210.4 $ 225.8

© 2023 Matthews International Corporation. All Rights Reserved. 5 FINANCIAL SUMMARY (Unaudited) (Dollars in thousands) Fiscal Year Ended September 30, 2021 2022 2023 Sales: Memorialization $ 769,016 $ 840,124 $ 842,997 Industrial Technologies 284,495 335,523 505,751 SGK Brand Solutions 617,519 586,756 532,148 Consolidated Sales $ 1,671,030 $ 1,762,403 $ 1,880,896 Adjusted EBITDA: Memorialization $ 165,653 $ 151,849 $ 163,986 Industrial Technologies 34,889 56,762 66,278 SGK Brand Solutions 91,435 60,120 57,128 Corporate and Non-Operating (64,227) (58,323) (61,583) Total Adjusted EBITDA(1) $ 227,750 $ 210,408 $ 225,809 See Disclaimer (Page 2) for Management’s assessment of supplemental information related to total adjusted EBITDA. (1) Total adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management's evaluation of its operating results. See reconciliation at Appendix A.

© 2023 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 6 15.5% 12.4% 15.6%10.3% Sales • Q4 increased 34%; YTD increased over 50% • Olbrich GmbH and R+S Automotive GmbH acquisitions were a significant contributor • Ongoing interest in and discussions on our energy storage solutions business Adjusted EBITDA • Q4 growth impacted favorably by higher sales and improved margins within the automation business, offset partially by the Olbrich GmbH and R+S Automotive GmbH acquisitions ($ in millions) $104.6 $140.6 Q4 FY2022 Q4 FY2023 $335.5 $505.8 FY2022 FY2023 $23.4 $23.5 Q4 FY2022 Q4 FY2023 $56.8 $66.3 FY2022 FY2023 22.4% 16.7% 16.9% 13.1% Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2023 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 7 23.0% 21.1% $206.3 $204.9 Q4 FY2022 Q4 FY2023 $840.1 $843.0 FY2022 FY2023 $33.4 $36.9 Q4 FY2022 Q4 FY2023 $151.8 $164.0 FY2022 FY2023 Sales • Improved price realization • U.S. death rates have normalized from higher pandemic levels, impacting unit volumes for caskets and memorials Adjusted EBITDA • Improved pricing and benefits from operational cost savings initiatives • Lower casket and memorial sales volumes 16.2% 18.0% 18.1% 19.5% ($ in millions) Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2023 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS Sales • Unfavorable currency impacts of $16.1 million YTD • European businesses continued to be challenged by market conditions Adjusted EBITDA • Favorable impacts of cost reduction initiatives and price realization • Partially offset by impact of lower sales ($ in millions) * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 8 15.4% 12.9% $146.3 $134.7 Q4 FY2022 Q4 FY2023 $586.8 $532.1 FY2022 FY2023 $16.7 $17.5 Q4 FY2022 Q4 FY2023 $60.1 $57.1 FY2022 FY2023 13.0%11.4% 10.2% 10.7% Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2023 Matthews International Corporation. All Rights Reserved. 9 APPENDIX

APPENDIX A

TOTAL ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited)

(In thousands, except per share data)	Fiscal Year Ended September 30, 2021	2022	2023
Net income (loss)	$ **2,858**	$ **(99,828)**	$ **39,136**
Income tax provision (benefit)	6,375	(4,391)	1,774
income (loss) before income taxes	**9,233**	**(104,219)**	**40,910**
Net loss attributable to noncontrolling interests	52	54	155
Interest expense, including Receivables Purchase Agreement ("RPA") and factoring financing fees [1]	28,684	28,771	48,690
Depreciation and amortization	133,512	104,056	96,530
Acquisition and divestiture related items [2]	541	7,898	5,293
Strategic initiatives and other charges [3]	34,310	31,045	13,923
Highly inflationary accounting losses (primarily non-cash) [4]	—	1,473	1,360
Defined benefit plan termination related items [5]	—	(429)	—
Asset write-downs, net [6]	—	10,050	—
Goodwill write-downs [7]	—	82,454	—
Stock-based compensation	15,581	17,432	17,308
Non-service pension and postretirement expense [8]	5,837	31,823	1,640
Total Adjusted EBITDA	$ **227,750**	$ **210,408**	$ **225,809**

[1] Includes fees for receivables sold under the RPA and factoring arrangements totaling $4.0 million and $1.0 million for the fiscal years ended September 30, 2023 and 2022, respectively.

[2] Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a gain of $1.8 million in fiscal year 2023 related to the divestiture of a business in the Industrial Technologies segment.

[3] Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels and costs associated with global ERP system integration efforts totaling $12.4 million, $28.1 million, and $29.5 million for the fiscal years ended September 30, 2023, 2022, and 2021, respectively, net of loss recoveries of $2.2 million for the fiscal year ended September 30, 2023 related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015. Also includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19 totaling $3.0 million and $5.3 million for the fiscal years ended September 30, 2022 and 2021, respectively. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

[4] Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

[5] Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan.

[6] Represents asset write-downs, net of recoveries within the SGK Brand Solutions segment.

[7] Represents goodwill write-downs within the SGK Brand Solutions segment.

[8] Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL

© 2023 Matthews International Corporation. All Rights Reserved.

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APPENDIX B

ADJUSTED NET INCOME & EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited)

(In thousands, except per share data)

	Fiscal Year Ended September 30,					
	2021		2022		2023	
		per share		*per share*		*per share*
Net income (loss) attributable to Matthews	**$ 2,910**	**$ 0.09**	**$ (99,774)**	**$ (3.18)**	**$ 39,291**	**$ 1.26**
Acquisition and divestiture items (1)	407	0.01	6,319	0.20	4,874	0.15
Strategic initiatives and other charges (2)	28,936	0.91	26,092	0.84	11,106	0.36
Highly inflationary accounting losses (primarily non-cash) (3)	—	—	1,473	0.05	1,360	0.04
Defined benefit plan termination related items (4)	—	—	(182)	(0.01)	665	0.02
Asset write-downs, net (5)	—	—	9,993	0.32	—	—
Goodwill write-downs (6)*	—	—	79,762	2.54	—	—
Non-service pension and postretirement expense (7)	4,395	0.14	23,867	0.76	1,230	0.04
Intangible amortization expense	63,428	1.98	42,813	1.36	31,551	1.01
Tax-related (8)	4,837	0.15	—	—	—	—
Adjusted net income	**$ 104,913**	**$ 3.28**	**$ 90,363**	**$ 2.88**	**$ 90,077**	**$ 2.88**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 25.7%, 14.5%, and 24.7% , for the fiscal years ended September 30, 2023, 2022, and 2021, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a gain in fiscal year 2023 related to the divestiture of a business in the Industrial Technologies segment.

(2) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels and costs associated with global ERP system integration efforts, net of loss recoveries in fiscal year 2023 related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015. Also includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(3) Represents exchange gains and losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries

(4) Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan.

(5) Represents asset write-downs, net of recoveries within the SGK Brand Solutions segment.

(6) Represents goodwill write-downs within the SGK Brand Solutions segment.

(7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(8) Fiscal 2021 balance represents tax-related items incurred in connection with the termination of the Company's Supplemental Retirement Plan.

** Per share amounts based on the diluted shares for each respective period.*

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL

© 2023 Matthews International Corporation. All Rights Reserved.

11

© 2023 Matthews International Corporation. All Rights Reserved. 12 APPENDIX C NET DEBT & NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands) Fiscal Year Ended September 30, 2021 2022 2023 Long-term debt, current maturities $ 4,624 $ 3,277 $ 3,696 Long-term debt 759,086 795,291 786,484 Total debt 763,710 798,568 790,180 Less: Cash and cash equivalents (49,176) (69,016) (42,101) Net Debt $ 714,534 $ 729,552 $ 748,079 Adjusted EBITDA $ 227,750 $ 210,408 $ 225,809 Net Debt Leverage Ratio 3.1 3.5 3.3 * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio.